UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 17, 2015

(Date of earliest event reported)

WhiteHorse Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00967	45-4247759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Brickell Avenue, 31st Floor Miami, Florida		33131
(Address of principal executive offices)		(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As disclosed in Item 5.02 of WhiteHorse Finance, Inc.’s (the “Company”) Current Report on Form 8-K filed with the United States Securities and Exchange Commission on June 4, 2015, Alexander W. Pease, a member of the Company’s Board of Directors (the “Board”) and the Audit Committee of the Board, resigned effective June 1, 2015. Mr. Pease's decision to resign from the Board was a result of his acceptance of a new position with an employer that prohibits its employees from serving on public boards and was not due to any dispute or disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On June 17, 2015, the Company received a letter from the Nasdaq Stock Market (“Nasdaq”) stating that the Company has failed to comply with Listing Rule 5605 of the Nasdaq Stock Market Rules. Rule 5605 requires listed companies to maintain an audit committee consisting of at least three independent directors. As a result of Mr. Pease’s resignation, the Company currently has only two independent members on its audit committee.

Because the Company’s next annual stockholders’ meeting will be held before November 30, 2015, the Company has until November 30, 2015 to regain compliance with Rule 5605. The Company is in the process of identifying an independent director to be appointed to the Audit Committee in order to regain compliance with Nasdaq Rule 5605 prior to the expiration of the cure period granted by Nasdaq.

The information in Item 3.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHORSE FINANCE, INC.

Dated: June 22, 2015	By:	/s/ Gerhard Lombard
Gerhard Lombard Chief Financial Officer & Treasurer